UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 18, 2004 (May 17, 2004)
                                                 ----------------------------


                                  GenTek Inc.
               -------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


   Delaware                  001-14789                      02-0505547
----------------       ------------------------           --------------
(State or other        (Commission File Number)           (IRS Employer
jurisdiction of                                           Identification No.)
incorporation)


        90 East Halsey Road, Parsippany, NJ                       07054
        ----------------------------------------                -------------
       (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code (973) 515-3221
                                                   ---------------


                                Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                  On May 17, 2004, GenTek Inc. (the "Company") issued a press release announcing its earnings for the first quarter of 2004. A copy of the press release is attached hereto as Exhibit 99.1.

                  The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENTEK INC.
                                          ----------------------
                                          (Registrant)


Date:  May 18, 2004                       By:  /s/ Matthew R. Friel
                                               ----------------------------
                                               Name:   Matthew R. Friel
                                               Title:  Vice President and
                                                       Chief Financial Officer

                                 Exhibit Index

Number      Title
------      -----

99.1 Press release, dated May 17, 2004, announcing the Company's earnings for the first quarter of 2004.